UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 22, 2005

                              Analog Devices, Inc.
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             (Exact name of registrant as specified in its charter)

      Massachusetts                  1-7819                       04-2348234
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  (State or other juris-           (Commission                  (IRS Employer
 diction of incorporation          File Number)              Identification No.)


         One Technology Way, Norwood, MA                            02062
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    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (781) 329-4700


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

Effective November 22, 2005, Paul Severino was elected to the Board of Directors of Analog Devices, Inc. (the "Company"). In connection with his service on the Company's Board, Mr. Severino will be entitled to receive an annual cash retainer pursuant to the Company's director compensation policy. The Company has not yet determined the committees on which Mr. Severino will serve. On November 23, 2005, the Company issued a press release announcing the election of Mr. Severino to the Company's Board of Directors. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

99.1 Press release dated November 23, 2005 issued by Analog Devices, Inc.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 28, 2005                  ANALOG DEVICES, INC.

                                         By: /s/ Joseph E. McDonough
                                             -----------------------
                                             Joseph E. McDonough
                                             Vice President-Finance and Chief
                                             Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)

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                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------

99.1                      Press release dated November 23, 2005 issued by Analog
                          Devices, Inc.